McMoRan

McMoRAN EXPLORATION CO.

4th Quarter 2012 Conference Call

James R. Moffett
Co-Chairman of the Board, President & CEO

Richard C. Adkerson
Co-Chairman of the Board

January 18, 2013

TRAILBLAZER

MMR
LISTED
NYSE

www.mcmoran.com

Cautionary Statement

TRAILBLAZER

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that forward-looking statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding potential oil and gas discoveries, oil and gas exploration, development and production activities and costs, amounts and timing of capital expenditures, reclamation, indemnification and environmental obligations and costs, the potential for or expectation of successful flow tests, potential quarterly and annual production and flow rates, reserve estimates, projected operating cash flows and liquidity, the potential Main Pass Energy Hub™ (MPEH™) project, the potential merger with Freeport-McMoRan Copper & Gold Inc. (FCX) and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they may have on our results of operations or financial condition. Important factors that may cause actual results to differ materially from those anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, access to capital to fund drilling activities, the ability to obtain regulatory approvals and significant project financing for the potential MPEH™ project, the failure to consummate the merger with FCX, as well as other general exploration and development risks and hazards, and other factors described in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Security and Exchange Commission (SEC) as updated by our subsequent filings.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential," "resource potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" "resource potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2011.

This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not recognized under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in our consolidated financial statements are included in the supplemental schedules of this presentation.

McMoRan

Additional Information about the Proposed Transactions and Where to Find It

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In connection with the proposed transaction with FCX, the royalty trust formed in connection with the transaction has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of MMR that also constitutes a prospectus of the royalty trust. FCX, the royalty trust and MMR also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by FCX, the royalty trust and MMR with the SEC at the SEC's website at www.sec.gov. You may also obtain these documents by contacting FCX's Investor Relations department at (602) 366-8400, or via e-mail at ir@fmi.com; or by contacting MMR's Investor Relations department at (504) 582-4203, or via email at ir@fmi.com.

FCX and MMR and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about FCX's directors and executive officers is available in FCX's proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Information about MMR's directors and executive officers is available in MMR's proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from FCX or MMR using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

4Q12 Highlights

- **Ultra-Deep Exploration Activities**
  - **Lineham Creek Onshore Prospect – Positive Drilling Results Above 24,000'**
  - **Lomond North Onshore Prospect in Highlander Area – Drilling Ahead**

- **Ultra-Deep Development Activities**
  - **Blackbeard West No. 2 – Middle Miocene Completion Being Evaluated**
  - **Davy Jones No.1 – Operations to Flow Test Well are Ongoing**
  - **Davy Jones No. 2 – Completion/Testing Expected to Commence Following Review of Results of No. 1**
  - **Blackbeard East/Lafitte –Development Plans Pending BSEE Approval**

- **Completed Sale of 2 Conventional GOM Property Packages for $55.9 Million After Closing Adjustments**

- **Completed Sale of Laphroaig Field on January 17, 2013 for $80 Million**

- **Entered Into Agreement Whereby FCX Would Acquire MMR for Per Share Consideration of $14.75 in Cash and 1.15 Units of a Royalty Trust Holding a 5% ORRI in Future Ultra-Deep Production**

4Q12 Financial Summary

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McMoRan 4Q12 Sales Stats

	Volumes	Realization
Natural Gas	7.1 Bcf	$3.68/Mcf
Oil	0.5 MM Bbls	$103.61/Bbl
Natural Gas Liquids	0.2 MM Bbls	$37.66/Bbl

4Q Production Rate of 119 MMcfe/d

- **Net Loss: $1.2 Million ($0.01/share), Includes:**
  - $39.7 in Net Gains Associated with Asset Sales
  - $34.5 Million in Impairment Charges
- **EBITDAX(1): $37 Million**
- **Operating Cash Flow: ($28.9) Million Includes:**
  - $31.0 Million in Working Capital Uses
  - $28.4 Million in Abandonment Expenditures
- **Capital Expenditures of $89.5 Million**
- **Cash of $114.9 Million at December 31, 2012**

(1) Please see slide 21 for reconciliation of this non-GAAP measure to net income.

Reserve Data as of 12/31/12

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Excludes Results from Pending Ultra-Deep Activities

	Bcfe
Ryder Scott Proved Reserves at 12/31/11	255.8
2012 Production	(50.2)
Divestitures	(22.0)
Net Revisions (1)	23.3
Preliminary Proved Reserves at 12/31/12 (2)	206.9

(1) Positive revisions principally from Flatrock (16.6 Bcfe) and West Cameron Block 73 override (2.1 Bcfe)

(2) The PV 10 of McMoRan's proved reserves was $534 mm based on independent reservoir engineers' preliminary estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves determined using a ten percent discount rate, average first-of-the-month prices for the previous 12 months of $94.71/bbl of oil, $46.56/bbl of NGLs and $2.76/MMbtu of natural gas, and other assumptions required by the Securities and Exchange Commission. PV of Proved Reserves @ 10% is a non-GAAP financial measure. A reconciliation of PV of Proved Reserves @10% to the standardized measure of discounted future net cash flows as defined by GAAP will be included in McMoRan's 2012 Annual Report on Form 10-K.

Flatrock Update

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Favorable Production Performance Resulted in Positive Reserve Additions in 2012 of 40 Bcfe Gross (17 Bcfe Net to MMR)

Flatrock Ryder Scott Ultimate Recovery of Proved Reserves (Bcfe)



390
454
494
Remaining Gross Reserves
Cumulative Production
2010
2011
2012

Flatrock Ryder Scott Proved Reserves at 12/31/12



Producing: 16%
Undeveloped: 16%
Non-producing: 68%

195 Bcfe Gross
80 Bcfe Net to McMoRan

NOTE: McMoRan owns a 55% Working Interest and a 41.3% Net Revenue Interest

McMoRan is Uniquely Positioned in the Ultra-Deep Trend


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Ownership of Proprietary Processes & Specialty Completion Equipment/Technologies





Experienced Team

McMoRan's Onshore/Shelf Sub-salt "Franchise"

Industry Leading Ultra-Deep Acreage Position


~380,000 Gross Acres in Ultra-Deep

Extensive 3D Database Tying Shelf to Deepwater & Onshore


NW
SE
England
Davy Jones West
Davy Jones
Turner
Wilcox
Mesozoic

Positive Drilling Results from 7 Wells


Top Wilcox
Lower Eocene
Upper Wilcox
Wilcox 1A
Paleocene
Lower Wilcox
Wilcox 1B
A
8c
Top Wilcox 2
B
C
D
E
F
Wilcox 2

Ultra-Deep Status Report

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~55 miles away

Davy Jones Field

#1 – Operations to Flow Test are Ongoing

#2 – Expect to Commence Completion Following Review of Results from #1 Well

Lomond North

- Onshore South Louisiana
- 80,000 Gross Acre Area
- Drilling Below 13,500'
- PTD: 30,000'
- Targeting Eocene, Paleocene and Cretaceous Objectives

Lineham Creek

- Onshore Cameron Parish, LA
- Large Area of Potential Closure
- Encountered Positive Results Above 24,000'
- Drilling Below 26,500'; PTD 29,000'
- Chevron is Operator

Blackbeard West #2

- Drilled to: 25,584'; Set Production Liner; Preparing to Release Rig
- Middle Miocene Completion Being Evaluated

Lafitte

- Development Plans to Complete/ Test Jackson/Yegua in Upper Eocene Pending BSEE Approval
- Requires 30,000 Psi Equipment

Blackbeard East

- Development Plans to Complete/ Test Middle Miocene Sands Pending BSEE Approval

Onshore Location   Offshore Location

Lineham Creek Onshore Sub-salt Exploration Prospect



Located Onshore in Cameron Parish, LA



Lineham Creek
A
South
Drilling
A'
North
-10,000'
-20,000'
-30,000'
Salt Weld
Eocene
SHOW
Wilcox
Current TD
Salt
Oligocene
PTD 29,000' TVD
Cretaceous
Tuscaloosa
Salt Keel
Lower Cretaceous

Note: Cross section above is solely McMoRan's interpretation.

- **Large Area of Potential Closure – ~33,000 Gross Acres**
- **Encountered What Appears to be Hydrocarbon Bearing Porous Sands Above 24,000'**
- **Drilling Below 26,500'**
- **Targeting Eocene/Paleocene Objectives Below Salt Weld**
- **PTD 29,000'**
- **Chevron is Operator with 50% WI**
- **MMR Participating with 36% WI**

Lomond North Onshore Sub-salt Exploration Prospect



Located Onshore in Iberia, St. Martin, Assumption and Iberville Parishes

- **Control Exploratory Rights to 80,000 Gross Acres**
- **Spud September 19, 2012**
- **Drilling Below 13,500'**
- **Proposed Total Depth: 30,000'**
- **Targeting Eocene, Paleocene and Cretaceous Objectives Seen Below Salt in Davy Jones Wells**
- **MMR WI: 72%**


N
Salt
Salt Keel
S
approx. 30,500 ac.

In the Highlander Area

Ultra-Deep Prospects/Potential

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Gross Unrisked Potential*:
Shelf Prospects: ~100 Tcfe; Onshore Prospects: ~30 Tcfe



DAVY JONES WEST
DAVY JONES
HIGHLANDER (in progress)
LINEHAM CREEK (in progress)
ONSHORE PROSPECT "B"
ENGLAND
BONNET
MMR Wilcox/Cretaceous Play
BLACKBEARD WEST (#2 in progress)
MMR Miocene/Wilcox Play
DRAKE
QUEEN ANNE'S REVENGE
100'
BLACKBEARD EAST
MMR Oligocene/Frio Play
CALICO JACK
BARATARIA
HOOK
650'
BARBOSA
CAPTAIN BLOOD
LAFITTE
MORGAN
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
Onshore Ultra-Deep Prospects

* MMR's WI & NRI will vary on a per prospect basis based on unitization and parties' participation.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

Ultra-Deep Economic Model
Value of Each 2 Tcfe Net (~4 Tcfe Gross)*

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($ in billions)



Pre-tax PV-10 Value (Net)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
F&D Cost: ~$1.50/Mcfe*
Breakeven Price: $2.20/Mcf**
For 15% IRR
$2.1
$3.0
$3.9
$4.9
$5.8

Price Case**	$4/Mcf	$5/Mcf	$6/Mcf	$7/Mcf	$8/Mcf
PV Value in Ground	$1.03/Mcfe	$1.49/Mcfe	$1.96/Mcfe	$2.43/Mcfe	$2.89/Mcfe

*Assumes each well costs $200mm to drill/complete and 200 Bcfe EUR per well. First production per well commences 18 months following spud date at initial production rate of 70 Mmcfe/d.

** Assumes oil price held flat at $85/bbl

NOTE: These are model results presented for illustrative purposes only. We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

LNG Export Opportunity

- **In January 2013, Department of Energy Authorized Export of Domestically Produced LNG to Countries with Free Trade Agreements with the United States from MPEH™**

- **Preparation of a Non-free Trade Agreement Application is Being Developed**

- **Modification of the Main Pass Facilities to Accommodate Use as an LNG Export Facility Would Require Additional Permit Approvals**

- **Development of Commercial Arrangements Would be Required to Support the Significant Capital Investments Involved in the Project**



NGL Pipeline to Shore
FLNG Receives Gas via Pipeline, Liquefies and Offloads to LNGC Transport Vessel
Gas Conditioning Facilities (NGL Recovery)
Quarters, Shop, Warehouse
Gas Pipeline from Local Infrastructure
FLNG-1
LNGC
FLNG-2
FLNG-3
Power Generation, Gas Distribution, Manifolds and Metering
Gas Storage Systems and Compression
Cavern
FLNG-5
LNGC
LNGC Receives LNG from FLNG and transports to Importing Country's Regas Terminal
FLNG-4
FLNG-6
Shipping Lane
Main Pass Energy Hub™ Deepwater Port LNG Export Project Conceptual View
LNGC = Liquefied Natural Gas Transport Vessel
FLNG = Floating Liquefaction, Storage & Offloading Vessel
Drawing Not to Scale

MPEH™ is located offshore in the Gulf of Mexico 37 miles east of Venice, Louisiana on Main Pass Block 299.

McMoRan

Summary

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- **Exploration Results Have Validated Geologic Model**
- **Developed Valuable Engineering Processes/ Technologies to Convert Geologic Success to Commercial Success**
- **Opportunities to Apply Model and Unlock Additional Value from Acreage/Prospect Inventory**
- **Success Provides Opportunity to Develop Low-Cost, Long-Term Source of Natural Gas**

McMoRan EXPLORATION CO.

Reference Slides

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MMR
LISTED
NYSE

www.mcmoran.com

McMoRan

Royalty Trust Terms

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- 5% Gross Royalty Override on MMR's Ultra-Deep Exploration Portfolio
  - 17 Shelf Prospects
  - 3 Prospects Onshore South LA
- 20-Year Term
  - Non-callable for First 5 Years
  - Callable at FCX's Option in Years 6-20 at $10 per Unit
- Shares Risk/Upside Between FCX and MMR Shareholders
- MMR Shareholders Would Receive 1.15 Units per MMR Share
- Trust to be Listed for Trading

4Q12 Average Production Rates For Top Fields

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(MMcfe/d)



West Cameron 96
Gross: 9; Net: 2
LA State Lease 18090
"Long Point"
Gross: 25; Net: 7
"Laphroaig"
Gross: 42; Net: 12
South Marsh Island 212
"Flatrock" Field
Gross: 94; Net: 39
High Island 474
Gross: 7; Net: 3
Main Pass 299
Gross: 7; Net: 6
West Delta 27
Gross: 7; Net: 4
Vermilion 215
Gross: 6; Net: 5
South Marsh Island 141
Gross: 4; Net: 3
High Island 537
Gross: 4; Net: 2
100'

4Q12 Sales

Natural Gas (Bcf)	7.1
Oil (MM bbls)	0.5
NGLs (bbls)	0.2

Proved Reserves as of 12/31/12

By Category	By Commodity 6:1 Ratio	By Commodity Relative Revenue %*



PUD
15%
PDP
32%
PDNP
53%
Oil
31%
Gas
60%
9%
NGLs
Oil
70%
9%
NGLs
Gas
21%

207 Bcfe | **207 Bcfe**

* Based on relative prices of $2.76/MMbtu for natural gas, $94.71/bbl for oil, and $46.56/bbl (or $7.76/Mcfe) for NGLs used for year-end 2012 reserves

Lomond North Cross Section

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HIGHLANDER AREA
Lomond Prospect
NW
SE
-10,000
-15,000
-20,000
-25,000
-30,000
Lower Miocene
Possible Oligocene
Salt Weld
Salt
Eocene
Paleocene (Lower Wilcox)
Upper Cretaceous (Tuscaloosa)
PTD 30,000'

Reconciliation of Non-GAAP Measure

TRAILBLAZER

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America (GAAP). As defined by McMoRan, EBITDAX reflects the Company's adjusted oil and gas operating income. EBITDAX is derived from income from continuing operations before other income, net; interest expense, net; income tax expense; Main Pass Energy Hub™ costs; exploration expenses; depletion, depreciation and amortization expense; stock-based compensation charged to general and administrative expenses; gain on sale of oil and gas properties; and hurricane damage repairs. EBITDAX should not be considered by itself or as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net loss applicable to common stock, the computation of this non-GAAP financial measure may be different from similar presentations of other companies, including oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net loss applicable to common stock to EBITDAX for the fourth quarter ended December 31, 2012 is set forth below:

	4Q12
	($ in millions)
Net loss applicable to common stock, as reported	$ (1.2)
Preferred dividends	10.3
Loss from discontinued operations	1.7
Income from continuing operations, as reported	10.8
Other income, net	-
Interest expense, net	-
Income tax expense	-
Main Pass Energy Hub™ Costs	0.1
Exploration expenses	5.2
Depletion, depreciation and amortization expense	57.2
Stock-based compensation charged to general and administrative expenses	1.9
Gain on sale of oil and gas properties	(39.7)
Hurricane damage repairs and other	1.5
EBITDAX	$ 37.0